July 22, 2009

DREYFUS STATE MUNICIPAL BOND FUNDS - Dreyfus Michigan Fund - Dreyfus North Carolina Fund - Dreyfus Virginia Fund

Supplement to Prospectus dated September 1, 2008

     The Board of Trustees of Dreyfus State Municipal Bond Funds (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of each of Dreyfus Michigan Fund (the “Michigan Fund”), Dreyfus North Carolina Fund (the “North Carolina Fund”) and Dreyfus Virginia Fund (the “Virginia Fund”) (each, a “Fund” and collectively, the “Funds”), and Dreyfus Municipal Funds, Inc., on behalf of Dreyfus AMT-Free Municipal Bond Fund (the “Acquiring Fund”). The Agreement for each Fund provides for the transfer of the respective Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the respective Fund, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (each, a “Reorganization”).

     It is currently contemplated that shareholders of each Fund as of August 31, 2009 (the “Record Date”) will be asked to approve the Agreement on behalf of the respective Fund at a special joint meeting of shareholders to be held on or about November 19, 2009. If the Agreement is approved for a Fund, the Reorganization will become effective on or about January 19, 2010, with respect to the Virginia Fund, on or about January 26, 2010, with respect to the North Carolina Fund, and on or about January 28, 2010, with respect to the Michigan Fund.

     In anticipation of the Reorganizations, effective on or about August 25, 2009 (the “Sales Discontinuance Date”), the Funds will be closed to any investments for new accounts, except that new accounts may be opened by wrap accounts that established the Fund as an investment option prior to the Sales Discontinuance Date. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

     A combined Prospectus/Proxy Statement with respect to the proposed Reorganizations will be mailed prior to the meeting to each Fund’s shareholders as of the Record Date. The combined Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.